UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.          )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

THE WENDY’S COMPANY

Name of the Registrant as Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 27, 2020. Meeting Information THE WENDY'S COMPANY Meeting Type: 2020 Annual Meeting of Stockholders For holders as of: March 30, 2020 Date: May 27, 2020 Time: 11:00 a.m. (ET) Virtual Meeting: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/WEN2020. The Wendy's Company will be hosting the meeting live via the Internet this year. To attend and participate the meeting via the Internet, please visit www.virtualshareholdermeeting.com/WEN2020 and be sure to have the control number that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX You are receiving this Notice because you hold shares of stock in The Wendy's Company. THE WENDY'S COMPANY ONE DAVE THOMAS BOULEVARD This is not a ballot. You cannot use this Notice to vote these DUBLIN, OHIO 43017 shares. This Notice presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy at no charge (see reverse side for details). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this Notice to obtain proxy materials and voting instructions. D06146-P36862*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 27, 2020. Meeting Information THE WENDY'S COMPANY Meeting Type: 2020 Annual Meeting of Stockholders For holders as of: March 30, 2020 Date: May 27, 2020 Time: 11:00 a.m. (ET) Virtual Meeting: Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/WEN2020. The Wendy's Company will be hosting the meeting live via the Internet this year. To attend and participate the meeting via the Internet, please visit www.virtualshareholdermeeting.com/WEN2020 and be sure to have the control number that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX You are receiving this Notice because you hold shares of stock in The Wendy's Company. THE WENDY'S COMPANY ONE DAVE THOMAS BOULEVARD This is not a ballot. You cannot use this Notice to vote these DUBLIN, OHIO 43017 shares. This Notice presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy at no charge (see reverse side for details). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this Notice to obtain proxy materials and voting instructions. D06146-P36862

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF 2020 ANNUAL MEETING, PROXY STATEMENT AND 2019 ANNUAL REPORT TO STOCKHOLDERS How to View Online: Have available the control number that is printed in the box marked by the arrow (located on the XXXX XXXX XXXX XXXX g following page) and visit www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of the Company's proxy materials for this meeting and for future stockholder meetings, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 800-579-1639 3) BY E-MAIL:* sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the control number that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent XXXX XXXX XXXX XXXX g to this e-mail address will NOT be forwarded to the Company or to your investment advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before the Meeting: Go to www.proxyvote.com. Have available the control number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and follow the provided instructions. During the Meeting: Go to www.virtualshareholdermeeting.com/WEN2020. Have available the control number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and follow the provided instructions. Vote By T elephone: You can vote by telephone by requesting a paper copy of the proxy materials, which will include a proxy card and voting instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card, voting instructions and a postage-paid return envelope. D06147-P36862Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF 2020 ANNUAL MEETING, PROXY STATEMENT AND 2019 ANNUAL REPORT TO STOCKHOLDERS How to View Online: Have available the control number that is printed in the box marked by the arrow (located on the XXXX XXXX XXXX XXXX g following page) and visit www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of the Company's proxy materials for this meeting and for future stockholder meetings, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 800-579-1639 3) BY E-MAIL:* sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the control number that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent XXXX XXXX XXXX XXXX g to this e-mail address will NOT be forwarded to the Company or to your investment advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before the Meeting: Go to www.proxyvote.com. Have available the control number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and follow the provided instructions. During the Meeting: Go to www.virtualshareholdermeeting.com/WEN2020. Have available the control number that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and follow the provided instructions. Vote By T elephone: You can vote by telephone by requesting a paper copy of the proxy materials, which will include a proxy card and voting instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card, voting instructions and a postage-paid return envelope. D06147-P36862

Voting Items

Notice is hereby given that the 2020 Annual Meeting of Stockholders of The Wendy's Company will be held virtually at www.virtualshareholdermeeting.com/WEN2020, on Wednesday, May 27, 2020, at 11:00 a.m. (ET), for the following purposes:

The Board of Directors recommends that you vote FOR the election of each of the director nominees named below:

1. Election of Directors

   Nominees:

   1a. Nelson Peltz

   1b. Peter W. May

   1c. Kristin A. Dolan

   1d. Kenneth W. Gilbert

   1e. Dennis M. Kass

   1f. Joseph A. Levato

   1g. Michelle J. Mathews-Spradlin

   1h. Matthew H. Peltz

   1i. Todd A. Penegor

   1j. Peter H. Rothschild

   1k. Arthur B. Winkleblack

The Board of Directors recommends that you vote FOR proposals 2, 3 and 4:

2. Approval of the adoption of the Company's 2020 Omnibus Award Plan.

3. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020.

4. Advisory resolution to approve executive compensation.

If any other matter properly comes before the meeting, shares represented by properly submitted proxies will be voted on such matter in the discretion of the persons named as proxies in the Company's proxy card for the meeting.

Only stockholders of record at the close of business on March 30, 2020, the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting.

D06148-P36862

D06149-P36862D06149-P36862